EXHIBIT 10.2
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    WELLS FARGO BANK          APPLICATION FOR AMENDMENT TO LETTER OF CREDIT

                                                             DATE:  5/31/96

TO:  WELLS FARGO BANK, N.A.
     INTERNATIONAL DIVISION

PLEASE AMEND BY   ___ CABLE/TELEX     ___ COURIER     ___ MAIL
                  ___ OTHER:______________

YOUR IRREVOCABLE LETTER OF CREDIT NO:  140941

IN FAVOR OF:  Self Insurance Plans of California

PARTY NAMED AS APPLICANT:  Simpson Holdings, Inc.

  1.  LETTER OF CREDIT AMOUNT IS REDUCED BY           $_________
  2.  LETTER OF CREDIT AMOUNT IS INCREASED BY         $81,201.00
  3.  LATEST SHIPMENT DATE IS EXTENDED TO              _________
  4.  LETTER OF CREDIT EXPIRATION DATE IS EXTENDED TO  _________

  OTHER AMENDMENT(S):

   None




FOR BANK USE ONLY (To be Completed by Approving Bank Officer)
Applicant's signature on this Application is verified. Issuance of the amendment has been approved in accordance with Bank's credit policies and procedures.

APPROVING OFFICER'S OFFICE (Please Type or Print):  EAST BAY RCBO
PHONE  510-464-1800     MAC  0210-080     AU  2677

APPROVING OFFICER'S NAME (Please Type or Print):  Steven Bojkovic

APPROVING OFFICER'S SIGNATURE  /s/Steven Bojkovic     DATE  5/31/96
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APPLICANT'S AGREEMENT AND SIGNATURE
IT IS UNDERSTOOD THAT THIS AMENDMENT IS SUBJECT TO ACCEPTANCE BY THE BENEFICIARY AND ANY CONFIRMING BANK. ALL OTHER TERMS AND CONDITIONS OF THE LETTER OF CREDIT REMAIN UNCHANGED.

APPLICANT  Simpson Holdings, Inc.

AUTHORIZED SIGNATURE  /s/Steve Lamson           TITLE  CFO
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AUTHORIZED SIGNATURE  /s/Thomas J Fitzmyers     TITLE  President
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